FAM

                                   VALUE FUND

                               EQUITY-INCOME FUND


                                 ANNUAL REPORT
                               December 31, 2001

                                      100%
                                    No-Load
                                     Funds

                                                                       FAM FUNDS
                                                                    P.O. Box 399
                                                           Cobleskill, NY  12043
                                                                  (800) 932-3271
                                                                www.famfunds.com




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                                   ---------
                                   FAM FUNDS

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Chairman's Commentary

     The year 2001 ended much more positively for FAM Value Fund (+15.1%) and for the FAM Equity-Income Fund (+20.7%) than might have been expected a year ago. This comes as a pleasant affirmation of our `stick-to-the-basics' investment approach, and just happened to coincide with the funds' anniversaries
-- the Value Fund's 15th and the Equity-Income Fund's 5th.

     Our bench strength increased last year when we welcomed Eric Elbell to the research team. Eric is a research analyst, formerly with Morgan Stanley.
Although his name does not appear as co-manager of either Fund, he has been a great contributor to our team. We feel extremely fortunate to have Eric's added insight and capabilities.

FUTURE OUTLOOK

     In an article from the December 10, 2001 issue of Fortune magazine entitled
"Warren Buffett on the Stock Market," Buffett shares his views on the past and present economy and stock prices. In this incisive review, he suggests that future aggregate returns of stocks are more likely to be near 7%. In his usual concise style, Buffett reasons and reassures. A worthwhile read.

     Given the events surrounding September 11th and our recessionary economy, we must be cautious about the future. That does not mean that investors should be paralyzed. Our investment team has performed superbly in a difficult market environment. While opportunities for investment success are becoming more difficult to find, we have no doubt that some will be forthcoming. As Warren
Buffett has often stated, "Opportunity comes to a prepared mind." In 2002, our preparation will go on undaunted by the volatility of markets.

     For a thorough review of each Fund's progress, please read the accompanying individual letters.

     I urge you to pay particular attention to the "What Makes This Fund Unique" section of the Equity-Income letter. There we describe some characteristics of the Equity-Income Fund which set it apart from other funds in the equity income category.

     As always, we thank you for your continued loyalty, trust and support.

Sincerely,

/s/ Thomas O. Putnam
--------------------
Thomas O. Putnam
Chairman


                                      -1-



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                                 FAM VALUE FUND

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Dear Fellow Value Fund Shareholders:

     For the year 2001, the FAM Value Fund provided a total return of +15.1%. By comparison, the S&P 500 index ended the year down -11.9% and the Russell 2000
Index was up +2.5%. Overriding the financial disappointments, however, the year
2001 will be remembered as an exceptionally difficult year for our whole country.

SEPTEMBER 11, 2001

     So much has been written about the terrorist attacks and ensuing world events. We mourn with our countrymen and citizens throughout the world for all those touched by the tragedy. We, too, feel a sense of loss and a changed view of the world. In that regard, we would like to share with you our thoughts on the tough economic environment that characterized the year and the events surrounding September 11.

     After being closed for an unprecedented four consecutive weekdays, the stock market re-opened on September 17. For the following two-week period we felt that stocks were fairly cheap. During this period of time we increased our positions in Zebra Technologies, Martin Marietta Materials, Vulcan Materials, and International Speedway Corporation. We also invested in a new company, Ethan
Allen. However, since late September, stock prices have moved up sharply. As we write this letter in early January, stocks in general do not look cheap as they once did.

THE ECONOMY

     In December of 2001, the government officially declared that a recession had begun in March. Certainly, our interviews with the management of many industrial and technology companies confirmed that we were in a recession long before the official pronouncement. For companies in these industries, the situation can be easily summed up -- business is bad. While this makes the current environment difficult, there is no reason for gloom. Booms and busts are a normal part of our economic cycle. In fact, since 1960 there have been seven recessions, or one every six years. The last recession occurred in 1990-91 and was severe, especially for owners of real estate. Now ten years later, one could say that the current recession was due. Periodic slowdowns are a normal part of the economic process and, as has always been the case in the past, we expect the US economy to regain strength and recover in the future. Exactly when the recovery will occur, however, is unknown. Whenever it happens, an economic recovery should be positive for our shareholders, as periods of economic growth are usually several years in length and accompanied by rising stock prices.

PERFORMANCE DETAIL

     2001 was an exceptional year for the FAM Value Fund. Most stocks performed very well; only a few declined in value. The positive performance was spread across a number of industries and we will highlight a few winners.

     Our number one performer for 2001 was H&R Block, whose stock price more than doubled during the year. We purchased this stock for only eight times cash earnings in 1999 and 2000. We like the tax business and H&R Block's new, young management team. In the health care field, our long-time holding Conmed had a great year -- up 75%. After a difficult 2000, the company's management team executed a plan to grow sales and improve the company's balance sheet. For the second year in row we give special mention to Brown & Brown, a highly profitable insurance agency run by CEO Hyatt Brown. This company exceeded our expectations for the year by completing over a dozen acquisitions. The stock reflected this growth by appreciating 57%.



                                      -2-



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                                 FAM VALUE FUND

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     We were fortunate to have only a few disappointments in 2001, our biggest being ADC Telecom. The stock is down significantly from our original purchase price and cost us just under 1% in performance. However, we have continued to buy the stock at lower prices and feel it looks attractive today. The company has no debt, $300 million in cash and a great line-up of products for telecommunications.

LONG-TERM PERFORMANCE

     Many of our regular readers will be familiar with our long-term outlook. We are especially in a "long term" frame of mind as we write this -- our 15th annual letter. The FAM Value Fund completed its fifteenth year in 2001. And we can find fewer than 400 other domestic equity mutual funds that can boast a 15-year track record. In January 1987, we began with a modest $1 million of assets. By the close of 2001, the Fund's assets reached over $500 million.
During the life of the Fund there has been tremendous change in the world and the financial markets, beyond what we could even have imagined in January 1987.
We have faced challenges such as the 1987 stock market crash, the Gulf War and two major recessions. We have lived through a period of sweeping technological innovation including the PC, the Palm Pilot and the Internet. We have survived terrorist attacks on our own soil.

     When the FAM Value Fund was launched, we told our shareholders that our goal is to double their investment in the Fund every five to six years. This equates to an annualized return of 12% to 15%. The graph below shows that we have met this target with a compound return since inception of 13.3%. For the past one, five and ten years, the fund has returned 15.1%, 14.1% and 13.1%, respectively.

GRAPH INFO HERE

     These results have been achieved by the disciplined execution of our investment approach. The cornerstone of our philosophy is that a stock represents the fractional ownership of a business. Therefore, the value of the stock should track the value of the business over time. From this point of view, we are able to focus on what is happening in individual businesses -- not the overall market. We continue to look for companies with strong financial performance and superior management teams. When we can buy this type of company below its intrinsic value, it may very well find its way into the fund. Fam
Value Fund




                                      -3-
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                                 --------------
                                 FAM VALUE FUND

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     Today we see opportunity in two areas of our economy: insurance and the industrial sector. The insurance marketplace is experiencing increased prices for the first time in a decade. Insurance companies are benefiting from high premium rates and restricted policy terms. This environment should lead to growth in book value for our insurance holdings. Last year marked the worst year for the US industrial economy since 1981. When this sector recovers, manufacturing companies will benefit from increased sales. These sales should be able to generate substantial profits, since the companies have been reducing costs for over a year. With several excellent holdings in these two areas, the
Fund is well-positioned to benefit from improvements in the insurance market and a rebound in industrial productivity.

THE FUTURE
     If ever a 12-month period illustrated the truism that we can never know what history has in store for us, it is 2001. The same period also demonstrated that our firm commitment to a value investment discipline proves a steady guide through turbulent times. We believe that the American economy will show the resilience that it has in the past, and that our value approach to stock selection will continue to reward our shareholders over the long-term, whatever occurs, and whatever type of market comes our way. We consider it a privilege to be able to continue to work on our shareholders behalf. We look forward with confidence to the next 15 years.

Sincerely,


/S/ THOMAS O. PUTNAM                            /S/ JOHN D. FOX
--------------------                            ---------------
Thomas O. Putnam, Chairman                      John D. Fox, CFA








                                      -4-
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                                 --------------
                                 FAM VALUE FUND

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                              PERFORMANCE SUMMARY
Annual Total Investment Returns:  January 2, 1987 to December 31, 2001

                           FAM            Russell
                         Value Fund      2000 Index      S&P 500 Index
        Fiscal Year     Total Return    Total Return    Total Return
           1987            -17.2%          - 8.8%             5.3%
           1988             35.5%           24.9%            16.6%
           1989             20.3%           16.2%            31.7%
           1990            - 5.4%          -19.5%           - 3.1%
           1991             47.6%           46.1%            30.5%
           1992             25.1%           18.4%             7.6%
           1993              0.2%           18.9%            10.1%
           1994              6.8%          - 1.8%             1.3%
           1995             19.7%           28.4%            37.5%
           1996             11.2%           16.5%            22.9%
           1997             39.1%           22.4%            33.4%
           1998              6.2%           -2.6%            28.6%
           1999             -4.8%           21.3%            21.0%
           2000             19.2%           -3.0%            -9.1%
           2001             15.1%            2.5%           -11.9%



GRAPH INFO HERE


Graph shows the comparison of a $10,000 investment in FAM Value Fund and the S&P
500 and Russell 2000 Index from January 2, 1987 through December 31, 2001.

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.



                                      -5-
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                                 FAM VALUE FUND

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                               Portfolio Profile
                            As of December 31, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                            (% OF TOTAL NET ASSETS)

        White Mountains Ins.    7.0%    Berkshire Hathaway              3.2%
        Brown & Brown           5.1%    Reynolds & Reynolds             3.2%
        H&R Block               4.4%    Zebra Technologies              2.9%
        Kaydon Corporation      4.0%    Protective Life Corporation     2.8%
        ServiceMaster Company   3.7%    Allied Capital Corporation      2.6%
--------------------------------------------------------------------------------


                              FAM     Russell       S&P
Comparative Valuations        Value     2000        500
---------------------------------------------------------
Number of Stocks               47       1942        500
Median Market Cap            $2.0B     $410M       $8.3B
Price/Earnings Ratio         23.7       37.9       24.7
Price/Book Ratio              2.7        2.1        3.4
Earnings Growth Rate*         8.0%      11.9%      13.9%
Turnover Rate                 9.6%       N/A        N/A
---------------------------------------------------------


                                FAM            S&P
Volatility Measures             Value          500
---------------------------------------------------------
R-Squared                       23.00          1.00
Beta                             0.42          1.00
---------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------------
                        1 Year        5 Year      10 Year
---------------------------------------------------------
FAM Value Fund           15.1%         14.1%       13.1%
Russell 2000              2.5%          7.5%       11.5%
S&P 500                 -11.9%         10.7%       12.9%
---------------------------------------------------------




FAM VALUE FUND
COMPOSITION OF NET ASSETS
---------------------------------------------------------
Cash/Short-Term Obligations                       13.0%
Property & Casualty Ins.                          12.5%
Banking                                            9.9%
Machinery & Equipment                              9.8%
Consumer Services                                  8.1%
Insurance Agency                                   5.1%
Electronic Equipment                               4.6%
Computer Software                                  3.2%
Construction Materials                             3.1%
Life Insurance                                     2.8%
Investment Management                              2.7%
---------------------------------------------------------

TOTAL RETURN
10 YEARS ENDED DECEMBER 31, 2001
---------------------------------------------------------
                          Compounded      Final Value of
                            Annual          a $10,000
                          Growth Rate  Initial Investment
---------------------------------------------------------
FAM Value Fund               13.1%         $34,247
Russell 2000                 11.5%         $29,699
S&P 500                      12.9%         $33,646
---------------------------------------------------------

For an explanation of the terms used in the above tables, please see page 33.

*5 Years



                                      -6-
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                            STATEMENT OF INVESTMENTS
                               December 31, 2001

                                                                   SHARES       VALUE
                                                                   ------       -----
COMMON STOCKS (90.7%)
BANKING (10.3%)
Banknorth Group, Inc. ......................................       447,507   $10,077,858
- multi-bank holding company in Portland, ME
M&T Bank Corp. .............................................       173,000    12,603,050
- bank holding company located in Buffalo, NY
North Fork Bancorporation ..................................       316,950    10,139,231
- bank holding company located on Long Island, NY
SouthTrust Corporation .....................................       426,000    10,509,420
- bank holding company headquartered in Alabama
TrustCo Bank Corp NY .......................................       493,972     6,209,228
- operates 54 bank offices in the upstate NY                                 -----------
                                                                              49,538,787
                                                                             -----------
COMMERCIAL PRODUCTS (2.5%)
+New England Business Services, Inc. .......................       633,425    12,130,089
- leading supplier of business forms/printed                                 -----------
  products to small businesses in U.S.

COMMERCIAL SERVICES (1.6%)
ABM Industries, Inc. .......................................        94,000     2,946,900
- facility services contractor to commercial,
  industrial and institutional customers across North America
Labor Ready, Inc. ..........................................        78,350       400,369
- nation's largest provider of temporary manual labor
McGrath RentCorp ...........................................       117,250     4,399,220
- modular building and electronic test                                       -----------
  equipment rentals, modular classroom manufacturing .......                   7,746,489
                                                                             -----------

COMPUTER SOFTWARE & SERVICES (3.3%)
Reynolds & Reynolds ........................................       660,400    16,014,700
- software for automotive dealers and business forms                         -----------

CONSTRUCTION MATERIALS (3.2%)
Martin Marietta Materials ..................................       222,543    10,370,504
- produces aggregates for the construction industry
Vulcan Materials Company ...................................       109,000     5,225,460
- produces, distributes and sells                                            -----------
  construction materials and industrial
  and specialty chemicals ..................................                  15,595,964
                                                                             -----------

CONSUMER PRODUCTS (1.2%)
*CSS Industries, Inc. ......................................       192,250     5,942,448
- giftware, bows, Halloween and                                              -----------
  Easter novelty products


                       See Notes to Financial Statements.


                                      -7-


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                        STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 2001

                                                                   SHARES       VALUE
                                                                   ------       -----
CONSUMER SERVICES (8.5%)
H&R Block, Inc. ............................................       491,720   $21,979,884
- leader in individual and small
  business tax preparation
ServiceMaster Company ......................................     1,359,225    18,757,305
- commercial and residential service company ...............                 -----------
                                                                              40,737,189
                                                                             -----------

ELECTRONIC COMPONENTS (1.2%)
Littelfuse, Inc. ...........................................       219,200     5,751,808
- manufactures fuses and circuit protection devices                          -----------

ELECTRONIC EQUIPMENT (4.8%)
*American Power Conversion .................................       459,055     6,637,935
- manufactures power protection equipment for computers
Cognex Corporation .........................................        82,050     2,101,301
- designs and manufactures machine vision products
Zebra Technologies Corp. ...................................       259,890    14,426,494
- designs, manufactures and supports bar code label printers                 -----------
                                                                              23,165,730
                                                                             -----------

FINANCIAL SERVICES (1.5%)
American Express Company ...................................        78,000     2,783,820
- financial, travel, and information services firm
Citigroup Inc. .............................................        85,100     4,295,848
- P & C insurance, life insurance,                                           -----------
Smith Barney & Salomon Brothers                                                7,079,668
                                                                             -----------

HEALTH CARE EQUIPMENT/DEVICES (2.5%)
*+CONMED Corporation .......................................       599,998    11,975,960
- orthopedic, electrosurgical and                                            -----------
  disposable medical products

HEALTH CARE SERVICES (0.3%)
Renal Care Group, Inc. .....................................        46,000     1,476,600
- provides dialysis services to patients
  with chronic kidney failure

Home Furnishings (1.2%)
Ethan Allen Interiors, Inc. ................................       139,175     5,788,288
- manufactures and retails home furnishings                                  -----------

INSURANCE AGENCY (5.3%)
Brown & Brown, Inc. ........................................       939,848    25,657,850
- one of the largest independent general                                     -----------
  insurance agencies in the U.S. ...........................

                       See Notes to Financial Statements.


                                      -8-


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                        STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 2001

                                                                   SHARES       VALUE
                                                                   ------       -----
INVESTMENT MANAGEMENT (2.9%)
Franklin Resources .........................................       192,950   $ 6,805,347
- investment mgmt. co.; offers Franklin,
  Templeton & Mutual Series Funds
Waddell & Reed Financial, Inc. .............................       216,400     6,968,080
- underwriter and distributor of                                             -----------
  36 mutual fund portfolios                                                   13,773,427
                                                                             -----------

LIFE INSURANCE (2.9%)
Protective Life Corporation ................................       489,900    14,172,807
- individual and group life/health ins.                                      -----------
  and guaranteed investment contracts

MACHINERY & EQUIPMENT (10.2%)
IDEX Corporation ...........................................       343,000    11,833,500
- manufactures proprietary, highly
  engineered industrial products & pumps
Kaydon Corporation .........................................       892,000    20,230,560
- custom-engineers products including bearings,
  filters, and piston rings
+ MOCON, Inc. ..............................................       395,844     3,823,853
- manufactures precision measurement,
  process sensing, and control instruments/systems
Regal-Beloit Corporation ...................................       203,700     4,440,660
- supplier of power transmission
  equipment and electric motors
Tennant Company ............................................       235,075     8,721,283
- manufactures commercial and institutional                                  -----------
  floor maintenance equipment and products .................
                                                                              49,049,856
                                                                             -----------

PHARMACEUTICALS (1.9%)
*Watson Pharmaceuticals ....................................       298,600     9,373,059
- manufactures proprietary and off-patent                                    -----------
  pharmaceutical products

Property and Casualty Insurance (13.0%)
*Berkshire Hathaway Inc. ...................................           215    16,254,000
- holding company for various insurance and
  industrial companies
*Markel Corporation ........................................        63,550    11,416,758
- insurance holding company
White Mountains Ins. Grp., Ltd. ............................       100,275    34,895,700
- personal property and casualty, and reinsurance ..........                 -----------
                                                                              62,566,458
                                                                             -----------

MEDIA (1.0%)
Meredith Corporation .......................................       140,450     5,007,043
- magazine publishing & tv broadcasting                                      -----------


See Notes to Financial Statements.


                                      -9-


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                        STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 2001

                                                                   SHARES       VALUE
                                                                   ------       -----
RECREATION AND ENTERTAINMENT (2.2%)
International Speedway Corporation .........................       128,988   $ 5,043,431
- owns and operates auto racing tracks including Daytona
Six Flags, Inc. ............................................       363,000     5,582,940
- operates regional theme parks in U.S., Mexico and Europe                   -----------
                                                                              10,626,371
                                                                             -----------

REGISTERED INVESTMENT COMPANY (2.8%)
Allied Capital Corp. .......................................       503,891    13,101,166
- small business loan and venture                                            -----------
  capital corporation

RESTAURANTS (1.3%)
*TRICON Global Restaurants .................................       123,000     6,051,600
- quick service restaurants including KFC,                                   -----------
  Pizza Hut and Taco Bell

RETAIL STORES (2.2%)
Ross Stores, Inc. ..........................................       155,000     4,972,400
- chain of off-price retail apparel and
  home accessories stores
Whole Foods Market, Inc. ...................................       126,950     5,529,942
- national grocery store selling organic                                     -----------
  and natural products                                                        10,502,342
                                                                             -----------

RETAIL APPAREL (0.1%)
Jones Apparel Group, Inc. ..................................        20,000       663,400
- designs and markets apparel                                                -----------

TELECOMMUNICATIONS EQUIPMENT (2.8%)
*ADC Telecommunications, Inc. ..............................     1,255,100     5,773,460
- offers network equipment, software
  and integration services
for the telecommunications industry
C-COR.net Corporation ......................................       500,350     7,290,100
- electronic equipment for cable and                                         -----------
  broadband data transmission systems                                         13,063,560
                                                                             -----------

TOTAL COMMON STOCKS (Cost $279,332,820) ....................                $436,552,649
                                                                            ------------

SHORT TERM OBLIGATIONS (9.3%)                                  Principal
U.S. Treasury Bills, 1.9%, with maturities to
        1/24/02 (Cost $44,976,667) .........................  $45,000,000     44,976,667

TOTAL INVESTMENTS (Cost $324,309,487) ......................                $481,529,316
                                                                            ============

*   Non-income producing
+   See Note 5

                       See Notes to Financial Statements.


                                      -10-


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                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001


ASSETS
Investment in securities at value
        (Cost $324,309,487) ................................      $ 481,529,316
Cash at interest ...........................................         20,562,928
Receivable for shares purchased ............................            227,823
Dividends and interest receivable ..........................            444,845
                                                                  -------------
        Total Assets .......................................        502,764,912
                                                                  -------------
LIABILITIES
Payable for investment securities purchased ................            333,272
Payable for shares redeemed ................................            439,345
Accrued management fees ....................................            416,297
Accrued expenses ...........................................            158,664
                                                                  -------------
        Total Liabilities ..................................          1,347,578
                                                                  -------------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ...............$ 344,203,156
        Accumulated net realized losses ...........       (5,651)
        Net unrealized appreciation ...............  157,219,829
                                                   -------------

                Net Assets .................................      $ 501,417,334
                                                                  =============

Net asset value per share; 13,862,402 shares of
        beneficial interest outstanding (Note 3) ...........      $       36.17
                                                                  =============


                       See Notes to Financial Statements


                                      -11-


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                            STATEMENT OF OPERATIONS
                    Year Ended December 31, 2001 INVESTMENT


INCOME
        Income:
                Dividends .........................................   $ 5,595,495
                Interest ..........................................     1,762,960
                                                                      -----------
                    Total Income ..................................     7,358,455
                                                                      -----------

        Expenses:
                Investment advisory fee (Note 2) ..................     4,168,522
                Administrative fee (Note 2) .......................       208,426
                Shareholder servicing and related expenses (Note 2)       278,860
                Printing and mailing ..............................       122,861
                Professional fees .................................        78,953
                Registration fees .................................        52,833
                Custodial fees ....................................        49,666
                Trustees ..........................................        30,671
                Other .............................................        31,908
                                                                      -----------
                    Total Expenses ................................     5,022,700
                                                                      -----------
                    Net Investment Income .........................     2,335,755
                                                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain on investments ..........................    17,236,024
        Unrealized appreciation of investments ....................    40,063,159
                                                                      -----------
                Net Gain on Investments ...........................    57,299,183
                                                                      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $59,634,938
                                                                      ===========

                       See Notes to Financial Statements.


                                      -12-


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                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2001 and 2000

                                                                  2001            2000
                                                                  ----            ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ...........................   $   2,335,755    $   3,574,415
        Net realized gain on investments ................      17,236,024       40,021,368
        Unrealized appreciation of investments ..........      40,063,159       13,387,448
                                                            -------------    -------------

                Net Increase in Net Asset From Operations      59,634,938       56,983,231

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ...........................      (2,329,662)      (3,598,867)
        Net realized gain on investments ................     (17,309,720)     (39,948,424)

CAPITAL SHARE TRANSACTIONS (Note 3) .....................      94,473,359      (19,764,741)
                                                            -------------    -------------

        Total Increase (Decrease) in Net Assets .........     134,468,915       (6,328,801)

NET ASSETS:
        Beginning of year ...............................     366,948,419      373,277,220
                                                            -------------    -------------

        End of year .....................................   $ 501,417,334    $ 366,948,419
                                                            =============    =============

                       See Notes to Financial Statements.

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                                 FAM VALUE FUND

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                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF ACCOUNTING POLICIES
     FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

     a)   VALUATION OF SECURITIES
          Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

     b)   FEDERAL INCOME TAXES
          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c)   USE OF ESTIMATES
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d)   OTHER
          Securities transactions are recorded on trade date. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is contractually required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 1.29% of the average daily net assets. No such reimbursement was required for the year ended December 31, 2001. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets. Fenimore Securities, Inc., a company also under common control with the Advisor, acts as distributor of the Funds shares.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3. SHARES OF BENEFICIAL INTEREST
     At December 31, 2001, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                               2001                              2000
                                    ---------------------------------------------------------------
                                       Shares         Amount            Shares          Amount

Shares sold ..................       5,013,386    $ 176,678,691        2,789,468    $  86,892,452
Shares issued on reinvestment
        of dividends .........         504,379       18,344,282        1,313,620       40,393,808
Shares redeemed ..............      (2,878,738)    (100,549,614)      (4,786,292)    (147,051,001)
                                    ----------    -------------       ----------    -------------
Net increase (decrease) ......       2,639,027    $  94,473,359         (683,204)   ($ 19,764,741)
                                    ==========    =============       ==========    =============


     The tax composition of dividends distributions paid during the year ended December 31, 2001 were as follows:


          Ordinary Income .....................  $ 2,349,941
          Long-Term Capital Gains .............   17,289,441
                                                 -----------
                                                 $19,639,382
                                                 ===========

NOTE 4. INVESTMENT TRANSACTIONS
     During the year ended December 31, 2001, purchases and sales of investment securities, other than short term obligations, were $97,251,389 and $35,328,759. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

     The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation ................ $167,370,996
        Unrealized depreciation ................  (10,156,818)
                                                 ------------
        Net unrealized appreciation ............ $157,214,178
                                                 ============

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of $5,651 of wash sale losses.

NOTE 5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. A summary of the Fund's holdings in the securities of such issures is set forth below.

                              Number of                                Number of
                             Shares Held       Gross        Gross     Shares Held       Value       Dividend     Realized
Name of Issuer              Dec. 31, 2000    Additions   Reductions  Dec. 31, 2001  Dec. 31, 2001    Income        Gains
--------------              -------------    ---------   ----------  -------------  -------------    ------        -----

CONMED Corp. ...........       807,562             0       207,564*       599,998   $11,975,960   $         0   $ 7,540,945
MOCON, Inc. ............       395,844             0             0        395,844   $ 3,823,853   $    95,003   $         0
New England
  Business Service .....       372,225       262,000             0        634,225   $12,130,089   $   410,840   $         0
                                                                                    -----------   -----------   -----------

Totals .................                                                            $27,929,902   $   505,843   $ 7,540,945
                                                                                    ===========   ===========   ===========

* Adjusted to reflect September 10, 2001 Stock split.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6. LINE OF CREDIT
     Fenimore Asset Management Trust has a line of credit available for the FAM Value Fund and FAM Equity-Income Fund (collectively the "Funds") for 5% of the Funds' net assets to a maximum of $20,000,000 bearing interest at prime expiring November 30, 2002. During the period ending December 31, 2001 no amounts were borrowed.

NOTE 7. FINANCIAL HIGHLIGHTS

PER SHARE INFORMATION                                                YEARS ENDED DECEMBER 31,
(For a share outstanding
        throughout the year)                     2001           2000            1999           1998            1997
                                           ---------------------------------------------------------------------------

Net asset value, beginning of year .....   $     32.70     $     31.35     $     34.44     $     35.76     $     26.53
                                           -----------     -----------     -----------     -----------     -----------

Income from investment operations:
        Net investment income ..........          0.17            0.36            0.29            0.20            0.08
        Net realized and unrealized gain
                (loss) on investments ..          4.77            5.38           (2.00)           1.94           10.29
                                           -----------     -----------     -----------     -----------     -----------

        Total from investment operations          4.94            5.74           (1.71)           2.14           10.37
                                           -----------     -----------     -----------     -----------     -----------

Less distributions:
        Dividends from net
                investment income ......         (0.17)          (0.36)          (0.29)          (0.20)          (0.08)
        Distributions from
                net realized gains .....         (1.30)          (4.03)          (1.09)          (3.26)          (1.06)
                                           -----------     -----------     -----------     -----------     -----------

        Total distributions ............         (1.47)          (4.39)          (1.38)          (3.46)          (1.14)
                                           -----------     -----------     -----------     -----------     -----------

Change in net asset value
        for the year ...................          3.47            1.35           (3.09)          (1.32)           9.23
                                           -----------     -----------     -----------     -----------     -----------

Net asset value, end of year ...........   $     36.17     $     32.70     $     31.35     $     34.44     $     35.76
                                           ===========     ===========     ===========     ===========     ===========

TOTAL RETURN ...........................         15.07%          19.21%          (4.84%)          6.19           39.06%

Ratios/supplemental data
Net assets, end of year (000) ..........   $   501,417     $   366,948     $   373,277     $   379,269     $   333,159

RATIOS TO AVERAGE NET ASSETS OF:
        Expenses .......................          1.21%           1.26%           1.23%           1.19%           1.24%
        Net investment income ..........          0.56%           1.08%           0.86%           0.57%           0.25%
Portfolio turnover rate ................          9.62%           9.53%          16.16%          16.67%           9.47%

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------


Dear Fellow Equity-Income Fund Shareholders:

     The FAM Equity-Income Fund had an exceptionally strong year in 2001, posting a +20.79% return. This return earned the Fund the #1 spot in the Equity Income category in The Wall Street Journal "Mutual Fund Scorecard" based on 1-year return.

     Most major indexes were down for the year, however there were some bright spots in the market. Once again small company stocks outperformed larger companies. This is illustrated by looking at the major indices:

                      INDEX                           2001 RETURN
                      -----                           -----------
                    Russell 2000 ....................    +2.5%
                    Dow Jones 30 ....................    -5.4%
                    S&P 500 .........................   -11.9%
                    NASDAQ ..........................   -21.1%

COMMENTARY ON THE 2001 MARKET
     The past twelve months have been exceedingly difficult for investors. Corporate profits continued to weaken throughout the year, which spurred huge layoffs. The effect of these layoffs eventually impacted both consumer confidence and consumer spending. Then the terrorist attacks on September 11th depressed things even further. Despite the Federal Reserve cutting interest rates an unprecedented eleven times and the stock market re-gaining some lost territory, the economy still ended the year on shaky ground.

2001 PERFORMANCE REVIEW
     We manage the Fund by investing in high quality companies with superior management teams. This stock picking approach has paid off handsomely over the past year. As you might expect, our best performing companies in the Fund were not part of any particular sector but rather a handful of individual stock picks that we were able to buy when their stock prices dipped well below what we thought the companies were worth.

     The best performing company in the Fund was H & R Block, the tax preparation company, which was up by 119% for the year. We started buying the stock in May of 2000, after its price was cut in half from the previous year. The stock was trading at just 10.6 times the fiscal '01 estimated earnings and at an even lower multiple of cash flow. This looked like a great bargain to us since we knew that tax law changes were coming, which always drives traffic into their tax preparation centers. The company also bought Olde, a brokerage company, in an attempt to offer their tax clients financial products. Our thesis on the stock was that even if the Olde acquisition did not work as well as expected, the company was still generating a huge amount of cash. Either way, we were convinced the company was being undervalued in the market.

     The next best performing company was Landauer, gaining 92.1%. This company is the leader in personal radiation dosimetry monitoring. (They provide the badges that X-ray technicians wear to monitor how much radiation exposure they have experienced over any given period). Landauer's earnings jumped in '01 after they converted the majority of their customer base over to their next generation technology. They also grew their overseas market share. We took advantage of a rare opportunity to invest in the company when their dividend yield was as high as 9%, the highest yield by far in over 20 years. We thought this was such a great opportunity that Landauer quickly became the largest holding in the Fund. It wasn't long after we built our position that the stock started its steady climb.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------

     Our performance was also aided by several investments we made over the last two years in the banking sector, which, as a group appreciated by 23.9% in 2001. The service companies in the portfolio, such as ServiceMaster, ABM Industries and McGrath RentCorp, also performed quite well last year. They may not have shown stellar earnings growth, but they took important steps to improve their cash flow, reduce long-term debt, and position themselves for the next phase of economic expansion. These efforts did not go unnoticed by Wall Street. Even though the group performed well last year, we continue to believe that the best is yet to come for these companies in the service sector.

     While 2001 was a very good year for the Fund, there were still a few companies that underperformed. The good news is that we like all of the companies that were down for the year and took the opportunity to add to each of them. The company with the worst stock performance for the year was Tennant Company, which was down by 21%. This company is the world leader in floor cleaning equipment. They make the machines that clean the floors in stadiums, restaurants, and factories. The stock performed very well in 2000, however the slowing economy hurt earnings and the stock reacted accordingly. We have significantly increased our investment in Tennant over the last few months as the stock fell into an attractive buying range. We believe that once the industrial economy turns around, Tennant will be a prime beneficiary.

     Another underperforming stock in the portfolio was Hickory Tech, which was down 15.2% for the year. Hickory Tech is not a technology company as its name implies, but rather a small rural telephone company located in Mankato, Minnesota. Although the stock price was down for the year the company did not disappoint us. In fact, we were delighted that the company grew its Competitive Local Access Lines, Wireless Customers, Long Distance Customers, and Internet Customers by 54%, 13%, 37%, and 108% respectively in the last quarter. This growth in the customer base reduces earnings in the short term because there are up-front expenses associated with switching over customers from the incumbent carriers. In the long-term however, these customers become valuable and highly profitable assets, which generate cash flow for years to come. We expect the company to continue adding customers and moving more new customers to their own network which improves profitability tremendously. They will also make more progress in reducing their long-term debt load.

INVESTMENT PRINCIPLES
     We like to emphasize that the fund portfolio is constructed one stock at a time. We strive to identify exceptional companies which have outstanding management teams. And we like to see high barriers to entry for other companies in their business, and sustainable competitive advantages. We are not using elaborate models that try to predict which sectors of the economy will do best or where interest rates will go -- our investment approach is company focused.

     We do all our research in-house, making detailed models for each line of a company's business, paying close attention to balance sheets and projecting earnings and cash flow 5 years into the future. We have found that there is no substitute for face-to-face meetings, so we visit all our holdings at least once a year. We attend several industry trade shows where we can see what new products our companies are bringing out and we talk with competitors. We are research driven and strive to go the extra mile.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------

     Once we identify possible investments, we go through a series of valuation exercises to figure out what is the appropriate price to pay. We are risk averse by nature and always build in a "margin of safety" so we do not over pay. One of the things that we look at when valuing a company is its historical trading range. Our goal is to buy a company toward the lower end of the range. We weigh risk vs. reward equation by figuring out both the appreciation potential of the investment and the downside risk. We want to see the upside potential dwarf the risk. If the upside potential is equal to the downside risk then we will wait until the odds are more in our favor. We also employ our own version of a discounted cash flow model. This model is very useful in telling us what a company is worth today based on what we expect will happen over the next five years. All of these tools are "checks and balances" to our valuation process to improve the odds of not overpaying for an investment.

     Finally, once the companies are added to the portfolio we intend to hold them for a very long time. This gives us very low turnover relative to most other funds, making the Fund inherently tax efficient. When capital gains do get passed on to shareholders, they tend to be long-term gains, which are typically taxed at a dramatically lower rate than short-term gains.

WHAT MAKES THIS FUND UNIQUE?
     There are several characteristics of this Fund which make it unique when compared to other funds. First of all, every single company in the FAM Equity-Income Fund pays a dividend, even though the SEC requires that only 80% of any equity income fund's portfolio pay a dividend. Since dividends tend to add stability to stock returns, we feel this is one reason why the FAM Equity-Income Fund has historically performed well in volatile markets.

     Second, the price-to-earnings (P/E) ratio of the Fund is 17.8 times, which is 25% lower than the P/E of the S&P 500 index. This means that the Fund carries lower risk than the market. It also means that the Fund can appreciate by 33% before it carries the same P/E ratio as the S&P 500 index. Here again, the Fund is positioned for returns that outweigh risk.

     The third factor that makes this Fund unique is the concentrated portfolio structure. There are currently 28 equity holdings in the fund. As research driven stock pickers, our goal is to construct a portfolio in which holdings have a meaningful impact. If we know and like a company well enough to add it to the portfolio, then we believe in establishing a large enough position so it can meaningfully contribute to the long-term performance of the Fund.

OUTLOOK
     It appears from our value investing vantage point that some rationality has crept back into the market and that time-tested measures of a company's well-being, such as a strong balance sheet and reasonable earnings growth, once again matter. We believe in the resiliency of the US economy and expect it will make progress towards a recovery in 2002, which will boost corporate earnings. Until we do see a recovery however, financial markets will most likely remain volatile. We believe the Fund is well positioned going into 2002, having added significantly to our best ideas throughout 2001.

     We are also waiting to add a select few companies to the portfolio, as they become available at the right price.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------

     2001 was a year of unimagined loss for our country. When this Fund was launched in 1996, we never thought that in five years American financial markets would reel from terrorist attacks on our soil, the effects of which we are still discovering. But one thing we might have predicted five years ago, was that if anything catastrophic should occur, our economy would eventually rebound as it always has and that the American spirit would re-define itself in new challenges. It has been a difficult year for investors and our value investing style has been acutely tested. The common sense approach of our value style proved in a very turbulent 2001 to be a worthy compass.

     We continue to work to earn the trust of our shareholders and are confident that the trust placed in us will be rewarded. We look forward to the next five years-may they be safe and rewarding ones.

Sincerely,


/s/ THOMAS O. PUTNAM                            /S/ PAUL C. HOGAN
--------------------                            -----------------
Thomas O. Putnam, Chairman                      Paul C. Hogan, CFA

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                              PERFORMANCE SUMMARY

      Annual Total Investment Returns: April 1, 1996 to December 31, 2001
================================================================================
                                  FAM           Russell
                             Equity-Income     2000 Index    S&P 500 Index
          Fiscal Year         Total Return    Total Return    Total Return
--------------------------------------------------------------------------------
        4/1/96-12/31/96            11.8%          10.3%          15.2%
             1997                  26.9%          22.4%          33.4%
             1998                   4.7%          -2.6%          28.6%
             1999                  -7.0%          21.3%          21.0%
             2000                  17.2%          -3.0%          -9.1%
             2001                  20.8%           2.5%         -11.9%
================================================================================


GRAPH INFO HERE


Graph shows the comparison of a $10,000 investment of FAM Equity-Income Fund and the S&P 500 and Russell 2000 Index from April 1, 1996 through December 31, 2001.

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
                            As of December 31, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                            (% OF TOTAL NET ASSETS)

        Allied Capital Corporation      5.8%    ServiceMaster Company   4.3%
        McGrath RentCorp                5.7%    IDEX Corporation        4.3%
        New England Business
          Services, Inc.                4.8%    Tennant Company         4.1%
        Protective Life Corporation     4.6%    Ross Stores, Inc.       4.1%
        Vulcan Materials Company        4.4%    International Speedway
                                                    Corp.               4.1%
--------------------------------------------------------------------------------



                                        FAM
                                      EQUITY-      RUSSELL          S&P
COMPARATIVE VALUATIONS                INCOME        2000            500
-------------------------------------------------------------------------
Number of Stocks                        28          1942            500
Median Market Cap                     $1.7B        $410M           $8.3B
Price/Earnings Ratio                  17.8          37.9           24.7
Price/Book Ratio                       2.7           2.1            3.4
Earnings Growth Rate*                  8.0%         11.9%          13.9%
Turnover Rate                          2.8%         N/A             N/A
-------------------------------------------------------------------------


                                       FAM
                                      EQUITY-         S&P
VOLATILITY MEASURES                   INCOME          500
-------------------------------------------------------------------------
R-Squared                             19.00          1.00
Beta                                   0.32          1.00
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                                     Since
                                       1 Year       5 Year         Inception
                                                                   (4/1/96)
        FAM Equity-Income Fund          20.8%        11.8%           12.4%
        Russell 2000                     2.5%         7.5%            8.5%
        S&P 500                        -11.9%        10.7%           12.2%
--------------------------------------------------------------------------------



FAM EQUITY-INCOME FUND
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------
Cash/Short-Term Obligations             16.0%
Machinery & Equipment                   14.2%
Commercial Services                      9.5%
Construction Materials                   8.4%
Banking                                  7.1%
Consumer Services                        6.3%
Registered Investment Company            5.8%
Commercial Products                      4.8%
Life Insurance                           4.6%
Recreation and Entertainment             4.6%
Retail Stores                            4.1%
-------------------------------------------------------------------------


For an explanation of the terms used in the above tables, please see page 33.

*5 Years


                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                               December 31, 2001

                                                                      SHARES      VALUE
                                                                      ------      -----
Common Stocks (85.0%)
BANKING (7.2%)
Banknorth Group, Inc. .........................................       26,700   $  601,284
- multi-bank holding company in Portland, ME
North Fork Bancorporation .....................................       18,900      604,611
- bank holding company located on Long Island, NY
SouthTrust Corporation ........................................       23,800      587,146
- bank holding company headquartered in Alabama
TrustCo Bank Corp NY ..........................................       28,472      357,893
- operates 54 bank offices in upstate NY                                       ----------
                                                                                2,150,934
                                                                               ----------

COMMERCIAL PRODUCTS (4.8%)
New England Business Services, Inc. ...........................       75,200    1,440,080
- leading supplier of business forms/printed products to small                 ----------
businesses in U.S.

COMMERCIAL SERVICES (9.6%)
ABM Industries, Inc. ..........................................       36,700    1,150,545
- facility services contractor to
commercial, industrial and institutional
customers across North America
McGrath RentCorp ..............................................       45,775    1,717,478
- modular building and electronic test                                         ----------
equipment rentals, modular classroom manufacturing                              2,868,023
                                                                               ----------

COMPUTER SOFTWARE & SERVICES (2.3%)
Reynolds & Reynolds ...........................................       28,000      679,000
- software for automotive dealers and business forms                           ----------

CONSTRUCTION MATERIALS (8.5%)
Martin Marietta Materials .....................................       25,500    1,188,300
- produces aggregates for the construction industry
Vulcan Materials Company ......................................       28,100    1,347,114
- produces, distributes and sells construction materials and                   ----------
industrial and speciality chemicals                                             2,535,414
                                                                               ----------

CONSUMER SERVICES (6.4%)
H & R Block, Inc. .............................................       14,000      625,800
- leader in individual and small business tax preparation
ServiceMaster Company .........................................       94,100    1,298,580
- commercial and residential service company                                   ----------
                                                                                1,924,380
                                                                               ----------

                       See Notes to Financial Statements.



                                      -23-


                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 2001


                                                                      SHARES       VALUE
                                                                      ------       -----
HEALTH CARE SERVICES (1.7%)
Landauer, Inc. ................................................       14,900   $  504,365
- leader in radiation testing and personal dosimeters                          ----------

HOME FURNISHINGS (3.3%)
Ethan Allen Interiors, Inc. ...................................       24,000      998,160
- manufactures and retails home furnishings                                    ----------

INSURANCE AGENCY (1.4%)
Brown & Brown, Inc. ...........................................       15,600      425,880
- one of the largest independent general                                       ----------
insurance agencies in the U.S.

INVESTMENT MANAGEMENT (0.5%)
Waddell & Reed Financial, Inc. ................................        4,250      136,850
- underwriter and distributor of 36 mutual fund portfolios                     ----------

LIFE INSURANCE (4.7%)
Protective Life Corporation ...................................       48,619    1,406,548
- individual and group life/health ins                                         ----------
and guaranteed investment contracts

MACHINERY & EQUIPMENT (14.4%)
IDEX Corporation ..............................................       37,500    1,293,750
- manufactures proprietary, highly
engineered industrial products & pumps
Kaydon Corporation ............................................       54,000    1,224,720
- custom-engineers products including bearings,
filters, and piston rings
MOCON, Inc. ...................................................       24,000      231,840
- precision measurement, process sensing,
and control instruments/systems
Regal-Beloit Corporation ......................................       14,000      305,200
- supplier of power transmission equipment and electric motors
Tennant Company ...............................................       33,800    1,253,980
- manufactures commercial and institutional floor                              ----------
maintenance equipment and products                                              4,309,490
                                                                               ----------

MEDIA (3.4%)
Meredith Corporation ..........................................       28,800    1,026,720
- magazine publishing and tv broadcasting                                      ----------

RECREATION AND ENTERTAINMENT (4.7%)
International Speedway Corporation ............................       31,500    1,231,650
- owns and operates auto racing tracks including Daytona
Six Flags Preferred B 7.25% ...................................        7,000      168,000
- operates regional theme parks in U.S., Mexico and Europe                     ----------
                                                                                1,399,650
 See Notes to Financial Statements.



                                      -24-


                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (Cont'd)
                               December 31, 2001


                                                                      SHARES       VALUE
                                                                      ------       -----
REGISTERED INVESTMENT COMPANY (5.9%)
Allied Capital Corp. ..........................................       67,714   $1,760,564
- small business loan and venture capital corporation                          ----------

RETAIL STORES (4.2%)
Ross Stores, Inc. .............................................       39,000    1,251,120
- chain of off-price retail apparel and home accessories stores                ----------

TELECOMMUNICATIONS SERVICES (2.1%)
Hickory Tech Corporation ......................................       36,800      623,760
- small local telephone company in Minnesota                                   ----------

TOTAL COMMON STOCKS (Cost $21,268,390)                                       $ 25,440,938
                                                                             ------------

SHORT TERM OBLIGATIONS (15.0%)                         Principal
U.S. Treasury Bills, 1.9% with maturities to
        2/7/02 (Cost $4,497,220)                     $  4,500,000               4,497,220
                                                                               ----------

TOTAL INVESTMENTS (Cost $25,765,610)                                         $ 29,938,158
                                                                             ------------

                       See Notes to Financial Statements.



                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001

ASSETS
Investment in securities at value
        (Cost $25,765,610) .................................       $ 29,938,158
Cash at interest ...........................................            401,152
Receivable for shares purchased ............................            883,852
Dividends and interest receivable ..........................             22,234
                                                                   ------------
        Total Assets .......................................         31,245,396
                                                                   ------------
LIABILITIES
Payable to investment advisor ..............................             47,678
Accrued expenses ...........................................              3,730
                                                                   ------------
        Total Liabilities ..................................             51,408
                                                                   ------------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ..............    $ 27,148,701
        Undistributed net investment income ......             987
        Accumulated net realized loss ............        (128,248)
        Net unrealized appreciation ..............       4,172,548
                                                      ------------

                Net Assets .................................       $ 31,193,988
                                                                   ============

Net asset value per share; 1,943,555 shares of
        beneficial interest outstanding (Note 3) ...........       $      16.05
                                                                   ============

                       See Notes to Financial Statements.




                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 2001


INVESTMENT INCOME
   Income:
           Dividends ............................................   $   321,595
           Interest .............................................       111,861
                                                                    -----------
               Total Income .....................................       433,456
                                                                    -----------

   Expenses:
           Investment advisory fee (Note 2) .....................       155,421
           Administrative fee (Note 2) ..........................         7,771
           Shareholder servicing and related expenses (Note 2) ..         5,498
           Printing and mailing .................................         3,441
           Professional fees ....................................        16,301
           Registration fees ....................................        13,221
           Custodial fees .......................................         6,075
           Trustees .............................................        30,666
           Organization costs ...................................           742
           Other ................................................         2,902
                                                                    -----------
               Total Expenses ...................................       242,039
                                                                    -----------

               Less:  Investment advisory fee waived (Note 2) ...        (8,907)
                                                                    -----------
               Net Expenses .....................................       233,132
                                                                    -----------
               Net Investment Income ............................       200,324
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized loss on investments ........................      (128,248)
        Unrealized appreciation of investments ..................     3,313,073
                                                                    -----------
                    Net Gain on Investments .....................     3,184,825
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................   $ 3,385,149
                                                                    ===========


                       See Notes to Financial Statements.



                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2001 and 2000

                                                                   2001            2000
                                                                   ----            ----
CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ............................   $    200,324    $    144,032
        Net realized gain (loss) on investments ..........       (128,248)        396,709
        Unrealized appreciation of investments ...........      3,313,073         437,195
                                                             ------------    ------------
                Net Increase in Net Assets From Operations      3,385,149         977,936

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ............................       (200,309)       (149,219)
        Net realized gain on investments .................           --          (286,874)

CAPITAL SHARE TRANSACTIONS (Note 3): .....................     21,117,426        (303,132)
                                                             ------------    ------------
                Total Increase in Net Assets .............     24,302,266         238,711

NET ASSETS:
                Beginning of year ........................      6,891,722       6,653,011
                                                             ------------    ------------
                End of year ..............................   $ 31,193,988    $  6,891,722
                                                             ============    ============


                       See Notes to Financial Statements.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF ACCOUNTING POLICIES
        FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a)  VALUATION OF SECURITIES
            Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

        b)  FEDERAL INCOME TAXES
            It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

        c)  USE OF ESTIMATES
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        d)  OTHER
            Securities transactions are recorded on trade date. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is contractually required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 1.50% of the average daily net assets. The Advisor waived fees of $8,907, so as to reduce the Fund's expense ratio to 1.50% of average daily net assets. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets. Fenimore Securities, Inc., a company also under common control with the Advisor, acts as a distributor of the Funds shares.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3. SHARES OF BENEFICIAL INTEREST
        At December 31, 2001, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                               2001                            2000
                                    ----------------------------------------------------------

                                       SHARES         AMOUNT          SHARES          AMOUNT
                                       ------         ------          ------          ------

Shares sold ...................      1,634,831    $ 24,128,070          48,275    $    603,488
Shares issued on reinvestment
        of dividends ..........         13,079         188,872          30,331         392,289
Shares redeemed ...............       (216,084)     (3,199,516)       (107,461)     (1,298,909)
                                     ---------    ------------        --------    ------------
        Net increase (decrease)      1,431,826    $ 21,117,426         (28,855)   ($   303,132)
                                     =========    ============        ========    ============

        Distributions from net investment income of $200,309 were ordinary income distributions for tax purposes.

NOTE 4. INVESTMENT TRANSACTIONS
        During the year ended December 31, 2001, purchases and sales of investment securities, other than short term obligations, were $16,806,178 and $343,354. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation .............................     $ 4,208,641
        Unrealized depreciation .............................         (36,093)
                                                                  -----------
        Net unrealized appreciation .........................     $ 4,172,548
                                                                  ===========

        Capital loss carryforward, expires 2009 .............     $   128,248
                                                                  ===========

        Undistributed ordinary income .......................     $       987
                                                                  ===========

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5. LINE OF CREDIT
        Fenimore Asset Management Trust has a line of credit available for the FAM Value Fund and FAM Equity-Income Fund (collectively the "Funds") for 5% of the Funds' net assets to a maximum of $20,000,000 bearing interest at prime expiring November 30, 2002 when any advances are to be repaid. During the year ending December 31, 2001 no amounts were borrowed.

NOTE 6. FINANCIAL HIGHLIGHTS

Per share information                                                      YEARS ENDED DECEMBER 31,
(For a share outstanding
        throughout the year)                         2001          2000          1999          1998        1997
                                              ---------------------------------------------------------------------
Net asset value, beginning year ...........   $       13.47  $      12.31  $      13.53  $      13.20  $      10.99


Income from investment operations:
        Net investment income .............            0.19          0.31          0.27          0.28          0.27
        Net realized and unrealized gain
                (loss) on investments .....            2.58          1.76         (1.22)         0.33          2.65


        Total from investment operations ..            2.77          2.07         (0.95)         0.61          2.92


Less distributions:
        Dividends from net
                investment income .........           (0.19)        (0.31)        (0.27)        (0.28)        (0.27)
        Distributions from
                net realized gains ........            --           (0.60)           --            --         (0.44)


        Total distributions ...............           (0.19)        (0.91)        (0.27)        (0.28)        (0.71)


Change in net asset value
        for the year ......................            2.58          1.16         (1.22)         0.33          2.21


Net asset value, end of year ..............   $       16.05  $      13.47  $      12.31  $      13.53  $      13.20


Total Return ..............................           20.79%        17.18%        (6.98%)        4.67%        26.90%

Ratios/supplemental data
Net assets, end of year (000) .............   $      31,194     $   6,892     $   6,653     $   6,725     $   4,386

Ratios to average net assets of:
        Expenses, total ...................            1.56%         2.27%         2.12%         2.09%         2.50%
        Expenses, net of fees waived and
                expenses assumed by advisor            1.50%         1.50%         1.50%         1.50%         1.50%
        Net investment income .............            1.29%         2.33%         2.15%         2.17%         2.27
Portfolio turnover rate ...................            2.79%        16.59%        13.49%        10.55%        15.63%


                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:

        In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented for the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 11, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
January 14, 2002

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                              DEFINITION OF TERMS

        BETA. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

        EARNINGS GROWTH RATE. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

        EXPENSE RATIO. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

        MEDIAN MARKET CAP. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.

        NUMBER OF STOCKS. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

        PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

        PRICE/EARNINGS RATIO (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

        If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks,10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poors and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

        Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

                                 --------------
                             FAM EQUITY-INCOME FUND

--------------------------------------------------------------------------------
                              DEFINITION OF TERMS


        RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

        R-SQUARED. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

        TURNOVER RATE. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors). The average turnover rates for stock mutual funds is about 80%.

        YIELD. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

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




INVESTMENT ADVISOR
Fenimore Asset Management, Inc.
Cobleskill, NY


CUSTODIAN
Firstar Bank, N.A.
Cincinnati, OH


INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
New York, NY


TRUSTEES
Joseph A. Bucci
Joseph J. Bulmer, PhD
David A. Hughey
Fred "Chico" Lager
James H. Muller
C. Richard Pogue
Thomas O. Putnam


LEGAL COUNSEL
Dechert
Washington, DC


SHAREHOLDER SERVICING AGENT
FAM Shareholder Services, Inc.
Cobleskill, NY


DISTRIBUTOR
Fenimore Securities, Inc.
Cobleskill, NY

     FAM FUNDS
     111 North Grand Street
     P.O. Box 399
     Cobleskill, NY  12043
     (800) 932-3271
     www.famfunds.com